SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 5, 2004

                Date of Earliest Event Reported: November 1, 2004

                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                   CALIFORNIA

                 (State or Other Jurisdiction of Incorporation)

       1-11476                                          95-3977501
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(Commission File Number)                   (I.R.S.  Employer Identification No.)

 13520 EVENING CREEK DRIVE, SUITE 130, SAN DIEGO, CALIFORNIA            92128
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 5, 2004, the board of directors of World Waste Technologies, Inc. ("WWT") announced the appointment of David A. Rane to serve as WWT's Senior Vice President and Chief Financial Officer effective November 1, 2004. Mr. Rane served as Executive Vice President and Chief Financial Officer for Callaway Golf Company from 1994 to 2000. Prior to that, Mr. Rane worked at PricewaterhouseCoopers for 14 years in their San Diego, Brussels and National Offices. Since leaving Callaway Golf, Mr. Rane has served as Executive Vice President in two start-up ventures, StoreRunner Network Inc. (from 2000 to 2001) and SureBeam Corporation (from 2001 to 2004), and most recently served as Vice Chancellor for Financial Management for The National University System (from May 2004 to November 2004). He is a CPA and has a BA in Accounting from Brigham Young University.

Pursuant to the employment agreement signed by WWT and Mr. Rane, Mr. Rane's employment is at will. Mr. Rane will receive an annual base salary of $174,000, less regular payroll deductions and, subject to the approval of the board of directors, Mr. Rane will receive an option to purchase 150,000 shares of WWT's common stock (the "Option") at an exercise price equal to the fair market value of WWT's common stock on the day of the grant. The Option vests as follows:
12/48ths of the Option vests on January 10, 2005 and 1/48th of the Option vests each full month thereafter during his employment with WWT. Mr. Rane also entered into WWT's standard indemnification agreement for officers of the Company, which provides, among other things, that WWT will indemnify Mr. Rane, under the circumstances set forth therein, for defense expenses, damages, judgments, fines and settlements incurred by him in connection with actions or proceedings to which he may be a party as a result of his position as an officer, employee, agent or fiduciary of WWT, and otherwise to the full extent permitted under WWT's bylaws and California law.

Mr. Rane has no family relationships with WWT. In May 2004, Mr. Rane purchased in a private transaction 150,000 shares of WWT common stock from an officer and director of WWT.

On November 5, 2004, WWT issued a press release announcing the appointment of Mr. Rane. A copy of the WWT's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS (c) EXHIBITS.

The following exhibits are filed as exhibits to this Current Report on Form 8-K:

EXHIBIT NO.    DESCRIPTION

      10.1 Employment Agreement , dated September 27, 2004 between WWT and David Rane.
      10.2 Indemnification Agreement, dated November 1, 2004 between WWT and David Rane.
      99.1     Press Release dated November 5, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       WORLD WASTE TECHNOLOGIES, INC.


                                       By: /s/ Thomas L. Collins
                                       -----------------------------------------
                                       Thomas L. Collins
                                       Chief Executive Officer

Date: November 5, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

      10.1 Employment Agreement, dated September 27, 2004 between WWT and David Rane.
      10.2 Indemnification Agreement, dated November 1, 2004 between WWT and David Rane.
      99.1     Press Release dated November 5, 2004